SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                         Community Bancorp of New Jersey
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: Common Stock.

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

 March 23, 2001

To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Community Bancorp of New Jersey to be held on Thursday, April 19, 2001 at 5:00 P.M. at Grand Marquis, Highway Nine South, Old Bridge, New Jersey 08857.

         At the Annual Meeting, shareholders will be asked to consider and vote upon:

         1. The re-election of three directors to the Company's Board of Directors; and

         2.   Such  other  business  as shall  properly  come  before the Annual
              Meeting.

         The Board of Directors of the Company believes that each of the proposals being submitted to the shareholders is in the best interests of the Company and its shareholders and urges you to vote in favor of each of these proposals.

                                          Very truly yours,


                                          /s/ Robert D. O'Donnell
                                          -----------------------
                                          ROBERT D. O'DONNELL
                                          President and Chief Executive Officer

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2001

         Notice is hereby given that the Annual Meeting of shareholders of Community Bancorp of New Jersey (the "Company") will be held at Grand Marquis, Highway Nine South, Old Bridge, New Jersey 08857 on Thursday, April 19, 2001, at 5:00 P.M., for the purpose of considering and voting upon the following matters:

         1. The election of the three persons named in the accompanying Proxy Statement to serve as directors of the Company for a three (3) year term until the 2004 Annual Meeting;

         2.   Such other business as shall properly come before the Meeting.

         Shareholders of record at the close of business on March 15, 2001 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.


                               BY ORDER OF THE BOARD OF DIRECTORS



                               /s/ Robert D. O'Donnell
                               -----------------------
                               ROBERT D. O'DONNELL
                               President and Chief Executive Officer







                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

               You are urged to sign and return the enclosed proxy to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728


                       PROXY STATEMENT FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2001




               This Proxy Statement is being furnished to shareholders of Community Bancorp of New Jersey (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders to be held on Thursday, April 19, 2001 at 5:00 p.m. at Grand Marquis, Highway Nine South, Old Bridge, New Jersey 08857 (the "Annual Meeting").


                       GENERAL PROXY STATEMENT INFORMATION

               The first date on which this Proxy Statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about March 23, 2001.

Outstanding Securities and Voting Rights

               The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is March 15, 2001. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

               On the record date 1,918,957 shares of common stock, no par value per share, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote.

               All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's nominees to the Board of Directors, unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxies

               Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by sending written notice of revocation or a duly executed proxy bearing a later date to the Company, 3535 Highway 9, Freehold, New Jersey 07728, Attn:
Robert D. O'Donnell, President. A proxy may be revoked at the Annual Meeting by filing written notice of such revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

Solicitation of Proxies

               This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.


                              ELECTION OF DIRECTORS

               The By-Laws of the Company provide that the number of directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the Board of Directors. The Board currently consists of 9 members.

               It is intended that the proxies solicited by the Board of Directors will be voted for the three persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the Board, the proxy solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected.

               Each candidate for director has been nominated to serve a three year term until the 2004 Annual Meeting of the Company and thereafter until his/her successor shall have been duly elected and shall have qualified. The names of the nominees for election and certain information about them are set forth in the following table:


                      NOMINEES FOR ELECTION AS DIRECTORS AT
                               2000 ANNUAL MEETING

    Name, Age and                           Principal Occupations                    Director           Term
    Position with the Bank                  During Past Five Years                    Since            Expires
    ----------------------                  ----------------------                    -----            -------


     Robert M. Kaye, 64                     President  and owner,  the PRC Group       1997             2001
                                            (real   estate    development    and
                                            management);  also  Chairman  of the
                                            Board and Chief Executive Officer of
                                            Metropolitan   Financial   Corp.,  a
                                            thrift holding company

    Arnold Silverman, 56                    President, Pavillion Residential LTD
                                            (real estate development) 1997 2001



    Howard Schoor, 62                        Vice Chairman, D.R. Horton, Inc.--        1997             2001
    Chairman of the Board                    New Jersey (custom home builder)


                                               Directors Whose Terms Continue
                                               Beyond the 2001 Annual Meeting



    Charles P. Kaempffer, CPA, 63           Certified Public Accountant                 1997            2002
    Vice Chairman of the Board


    Morris Kaplan, 46                       President, Kaplan Companies                 1997            2003
                                            (building and real estate development)

    Name, Age and                           Principal Occupations                    Director           Term
    Position with the Bank                  During Past Five Years                    Since            Expires
    ----------------------                  ----------------------                    -----            -------

    Eli Kramer, 46                          Real Estate Developer                       1997            2003
    Vice Chairman of the Board


    William J. Mehr, Esq., 60               Senior Partner, Mehr & LeFrance, Esq.       1997            2002
                                            (attorneys)


    Robert D. O'Donnell, 54                 President   and   Chief    Executive        1998            2002
    President and Chief Executive  Officer  Officer of the Company and the Bank;
                                            Formerly Senior Executive Officer of
                                            Amboy  National  Bank for over  five
                                            (5) years

    Lewis Wetstein, M.D., 53                Cardiothoracic Surgeon                      1997            2003


               No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940, other than Mr. Robert M. Kaye, who is a director of Metropolitan Financial Corp., a reporting company under Section 12 of the Securities Exchange Act of 1934 and Mr. Charles P. Kaempffer, who is a director of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., all reporting companies under Section 12 of the Securities Exchange Act of 1934.

Board Meetings; Committees of the Board

               During the fiscal year ended December 31, 2000, the Board of Directors of the Company held four meetings. In addition, the Board of Directors of the Bank, on which all Directors of the Company serve, met twelve times during 2000. All directors attended at least 75% of board meetings and meetings of committees of the Board on which such directors served. Notwithstanding the foregoing, Charles P. Kaempffer attended eight meetings of the Board of Directors of the Bank due to medical reasons.

               The Company maintains a Human Resources Committee which, among other activities, sets the compensation for executive officers of the Company and the Bank. During 2000, the Human Resources Committee consisted of Messrs. Kaplan, O'Donnell, Schoor and Silverman and met twice.

               The full Board acted as a nominating committee in 2000.

               The Board of Directors maintained an Audit Committee (the "Audit Committee") which consisted of Dr. Wetstein and Messrs. Kaempffer, Mehr and Silverman during the fiscal year ended December 31, 2000. The Audit Committee arranges for the Company's directors examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors examinations, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such reports, and reports to the Company's Board the results of its analysis of the regulatory reports. This Committee also receives reports directly from the Company's independent outsourced audit reviewers and recommends any action to be taken in connection therewith. The Audit Committee met six times in 2000.

Audit Committee Report

               The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's independent outsourced audit reviewers, both whom have unrestricted access to the Audit Committee.

               All Directors who serve on the Audit Committee are "independent" for purposes of the NASD listing standards. The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform. A copy of the Charter is attached as Exhibit A to this Proxy Statement.

               In connection with this year's  financial  statements,  the Audit
Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and Grant Thorton, LLP, our independent auditors. We have discussed with Grant Thornton, LLP, the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from Grant Thornton, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Grant Thornton their independence.

               Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-SBK for the fiscal year 2000 for filing with the U.S. Securities and Exchange Commission.

Dr. Lewis Wetstein
Charles P. Kaempffer
William J. Mehr, Esq.
Arnold Silverman

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

               The following table sets forth, as of January 31, 2001, certain information concerning the ownership of shares of the common stock by (i) each person who is known by us to own beneficially more than five percent (5%) of the issued and outstanding common stock, (ii) each director of the Company, (iii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation," and (iv) all directors and executive officers as a group. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.


                                              Number of Shares       Percent of
  Name of Directors and Executive Officers   Beneficially Owned(1)     Class
  ----------------------------------------   ---------------------     -----

Charles P. Kaempffer, CPA, Vice Chairman
of the Board                                       47,346(2)            2.47%

Morris Kaplan                                      50,163(3)            2.61%

Robert M. Kaye                                     24,341(4)            1.27%

Eli Kramer, Vice Chairman of the Board             79,309(5)            4.13%

William J. Mehr                                    36,574(6)            1.91%

Robert D. O'Donnell, President and CEO             42,764(7)            2.23%

Howard Schoor, Chairman of the Board              126,757(8)            6.61%

Arnold Silverman                                   55,444(9)            2.89%

Lewis Wetstein, M.D                                83,497(10)           4.35%

James Kinghorn, Executive Vice President            6,100(11)           0.03%
                                                  -------              -----

All Directors and Executive Officers as
Group (12 persons)                                553,919              28.5%




(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 2,163 shares held by a benefit plan of which Mr. Kaempffer is the beneficiary, 8,111 shares held by his spouse, and 25,609 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(3) Includes 21,630 shares held jointly with Mr. Kaplan's son, and 10,689 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(4) Includes 10,148 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(5) Includes 18,997 shares held by trusts of which Mr. Kramer is trustee for the benefit of his children, 28,219 shares held by a pension plan for the benefit of Mr. Kramer, 10,961 shares held by Mr. Kramer's spouse, and 20,916 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(6) Includes 10,058 shares held by Mr. Mehr's spouse (deceased), 1,867 shares held in self directed IRAs for Mr. Mehr and his spouse, and 15,015 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(7) Includes 38, 220 shares purchasable upon exercise of stock options which may be exercised within sixty (60) days.

(8) Includes 2,920 shares owned by Mr. Schoor's spouse and 21,998 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(9) Includes 16,223 shares held in a self-directed IRA account for Mr. Silverman's benefit, 19,418 shares held in trusts for the benefit of Mr. Silverman's spouse and children, 1,622 held in an IRA for Mr. Silverman's spouse and 16,590 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(10) Includes 78 shares held jointly with Dr. Wetstein's son and 11,771 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(11)   Includes  2,000  shares  held  in a  self-directed  IRA  account  for Mr.
       Kinghorn's benefit and 2,100 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

Compensation of the Board of Directors

               We do not currently pay directors' fees to members of our Board, although we will review payment of director's fees in the future. The Board of Directors do participate in the 1997 Stock Option Plan for Non-Employee Directors, the 1997 Stock Option Plan and the 2000 Stock Option Plan. Pursuant to these Plans, members of the Board of Directors received stock options to purchase shares of our common stock.

Executive Compensation

               The following table sets forth a summary of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and the Executive Vice President and Senior Lending Officer of the Company since they commenced employment with the Company in May, 1998 and January, 2000, respectively. The Chief Executive Officer and the Executive Vice President and Senior Lending Officer are the only officers or employees whose cash remuneration exceeds $100,000.


                           SUMMARY COMPENSATION TABLE
                            Cash and Cash Equivalent
                              Forms of Remuneration

                                                                            Long Term
                                                                 Other      Compensation
                                                                 Annual     Securities
                                            Annual     Annual    Compen-    Underlying
Name and Principal Position      Year       Salary     Bonus     sation       Options
---------------------------      ----       ------     -----     ------       -------
Robert D. O'Donnell,             2000      $196,636    $57,600   $  (3)          ---
President and Chief              1999      $151,008    $25,350   $  (3)          ---
Executive Officer                1998(1)    $97,807      $0      $  (3)       75,000


James Kinghorn,                  2000(2)   $105,695    $25,000   $  (3)          ---
Executive Vice President
And Senior Lending Officer




(1) Mr. O'Donnell was hired as President and Chief Executive Officer on May 8, 1998 at an annual salary of $151,000.

(2) Mr. Kinghorn was hired as Executive Vice President and Senior Lending Officer on January 24, 2000 at an annual salary of $110,000.00.

(3) Other annual compensation includes expenses incurred for the use of an automobile. The Company believes the value of the personal use of such vehicle was less than 10% of Mr. O'Donnell's and Mr. Kinghorn's salary and bonus.


         On May 8, 1998, we retained Mr. Robert D. O'Donnell as President and Chief Executive Officer at an original base salary of $151,000. Mr. O'Donnell is also entitled to receive an annual increase of at least 10%, provided that the Company has met certain performance targets. Mr. O'Donnell will also be entitled to an annual cash bonus in an amount equal to 5% of our after tax net profit. If Mr. O'Donnell is terminated for any reason other than for "cause", he is entitled to continue to receive his then current base salary and bonus for the next twenty-four (24) months. In the event of a change in control of the Company, Mr. O'Donnell is entitled to twice his then current base salary and bonus, payable at the option of Mr. O'Donnell either in a lump sum, or over a period of twenty-four (24) months.

                               STOCK OPTION PLANS

         During 1997, the Bank's Board of Directors approved the 1997 Stock Option Plan, the 1997 Employee Stock Option Plan and the 1997 Option Plan for Non-Employee Directors. Under the 1997 Stock Option Plan, directors of the Bank, including employees who are directors of the Bank, may be granted non-qualified or incentive stock options. The 1997 Stock Option Plan provides for the grant of options to purchase up to 60,770 shares of common stock. Pursuant to the terms of the 1997 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986, must be granted at an exercise price of no less than 100% of the then current fair market value of the common stock and options which are non-statutory options may be granted at an exercise price to be determined by the Board of Directors at the time of grant, but no less than 85% of the then fair market value of the common stock.

         The 1997 Employee Stock Option Plan permits grants of options to purchase up to 51,500 shares of common stock. Under the 1997 Employee Stock Option Plan, grants may either be incentive stock options or non-qualified options. The 1997 Employee Stock Option Plan is administered by the Board of Directors, which has the authority to determine the officers and employees of the Bank who will receive options, whether the options will be incentive stock options or non-qualified options and, subject to the terms of the Plan, the exercise price for the options. Under the Plan, incentive stock options must have an exercise price of no less than 100% of the fair market value of the common stock on the date of grant, and non-qualified options may have an exercise price to be determined by the Board of Directors at grant, but no less than 85% of the fair market value of the common stock on the date of grant.

         The 1997 Stock Option Plan for Non-Employee Directors permits grants of options to purchase up to 47,740 shares of common stock. Under the 1997 Stock Option Plan for Non-Employee Directors, each director who is not an employee of the Company, upon the adoption of the Plan or when first appointed or elected a member of the Board, shall receive a grant of non-qualified options under
Section 422 of the Internal Revenue Code of 1986 to purchase 5,000 shares of the Company's common stock. The exercise price of the options will be the greater of $11.00 per share or 100 % of the fair market value of the common stock on the date of grant, whichever is greater.

         In May, 1998, the Board of Directors of the Bank adopted the 1998 Stock Option Plan pursuant to which options may be granted to employees of the Bank. The 1998 Stock Option Plan provides for the granting of options to purchase up to 51,500 shares of common stock. The terms of the 1998 Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan.

         In January, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Option Plan pursuant to which options may be granted to employees of the Company. The 2000 Employee Stock Option Plan provides for the granting of options to purchase up to 70,000 shares of common stock. The terms of the 2000 Employee Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan.

         In January, 2000, the Board of Directors of the Company also adopted the 2000 Stock Option Plan for Non-Employee Directors pursuant to which options may be granted to directors who are not employees of the Company. The 2000 Stock Option Plan for Non-Employee Directors provides for the granting of options to purchase up to 85,000 shares of common stock. Under the 2000 Stock Option Plan for Non-Employee Directors, the exercise price for the purchase of shares under the options is no less than 105% of the fair market value of the shares on the date of the grant.

         The following table sets forth information regarding stock option grants to the individuals named in the table above during 2000.



                                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------
INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------


-------------------  -------------------  -----------------  --------------  ------------ ----------------

                           Number of          % of Total
                          Securities         Option/SARs                                    Present Value
                          Underlying          Granted to       Exercise or                  of Option on
                         Options/SARs        Employees in      Base Price     Expiration    Date of Grant
Name                    Granted (#)(1)        Fiscal Year        ($/SH)          Date          ($)(2)
-------------------  -------------------  -----------------  --------------  ------------ ----------------
Robert O'Donnell           11,550               39.1            $13.125         1/2/2010     $4.12
-------------------  -------------------  -----------------  --------------  ------------ ----------------
James A. Kinghorn          10,500               35.5            $12.50          1/2/2010     $4.39
-------------------  -------------------  -----------------  --------------  ------------ ----------------


(1)   As  of  December  31,  2000,  none  of  these  options  were   immediately
      exercisable. These options vest ratably over three years, commencing on the first anniversary of the date of grant.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 25%, risk free interest rate of 6.34%, and an expected life of five (5) years.

               The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the
Company named in this Proxy Statement under the caption "Executive Compensation". No stock options were exercised by such executive officers during 2000.

                                                                Value of Unexercised In-the-Money
                        Number of Securities Underlying               Options at FY-End (1)
                        Unexercised Options at FY-End (#)        (based on  $14.125  per share)
                           Exercisable/Unexercisable              Exercisable/Unexercisable (1)
                          -------------------------               -----------------------------
       Name            Exercisable          Unexercisable        Exercisable          Unexercisable
       ----            -----------          -------------        -----------          -------------

Robert D. O'Donnell      32,445               60,218              $8,306.00             $24,009.00

James A. Kinghorn         -0-                 10,500                  $0.00             $17,115.00



(1) Market value of the underlying securities at year end (based upon the closing price on the NASDAQ SmallCap Market) minus the exercise price per share. Options vest and become exercisable over a five year period beginning one year after the date of grant, subject to acceleration in certain circumstances.

Certain Transactions with Management

         We have in the past and expect to continue in the future to undertake banking transactions with our directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). Pursuant to the order of the New Jersey Department of Banking and Insurance approving our charter, we are prohibited from making loans to our directors or certain of their affiliates for three (3) years from the date our Certificate of Authority was issued May 12, 1997.

Required Vote

         Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

Recommendation

         The Board of Directors unanimously recommends a vote in favor of its nominees for Director.


                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 2000 were Grant Thornton, LLP. The Company's Board of Directors has appointed Grant Thornton, LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001. Grant Thornton, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.


Audit Fees

         The Company was billed the aggregate amount of $52,170 for fiscal year 2000 for professional services rendered by Grant Thornton, LLP for audit of the Company's annual financial statements for 2000 and review of the financial statements included in the Company's forms 10-QSB during 2000. Except as disclosed below, the Company has not retained Grant Thornton, LLP to provide non-audit services during 2000.


Financial Information System Design and Implemental Fees

         The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by Grant Thornton, LLP during 2000.

All Other Fees

         The  Company  paid Grant  Thorton,  LLC $7,267 in  connection  with the
Company's Federal and State tax returns. Other than these fees and those set forth above under Audit Fees, the Company was not billed for any services by Grant Thornton, LLP for fiscal year 2000.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         During the fiscal year ended December 31, 2000, Howard M. Schoor failed to timely report the purchase of a total of 400 shares of common stock in two transactions in March, 2000. Mr. Schoor subsequently filed an amended Form 4 for March, 2000 to disclose these transactions. The Company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2000.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders to be included in the Company's 2002 proxy material must be received by the Secretary of the Company no later than November 15, 2001.

         At the 2001 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after November 15, 2000.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

         Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.

                                    EXHIBIT A

                                  AUDIT POLICY

Community Bank of New Jersey

                             Audit Committee Charter

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.
o Monitor the independence and performance of the Company's independent auditors and internal auditing program.
o Provide an avenue of communication among the independent auditors, management, the auditing program and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.


AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the corporation is listed. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following meant to serve as a guide in achieving that mission.

* The term internal auditing used throughout this policy refers to the bank's current use of an outsource company to provide this service.

Audit Committee Charter



ROLES AND RESPONSIBILITIES


Financial Statement Review Procedures


1. Review the Company's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

2. In consultation with management, independent auditors, and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.



Independent Auditors


1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2. Review the independent auditor's timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3. Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary or internal contracts or other recommendations.

4. Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence.

Audit Committee Charter


Internal Auditors


1. Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2. Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4. The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."



Compliance with Laws and Regulations


1. Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2. Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.      Be familiar with Management's response to regulatory examinations.

Audit Committee Charter


Other Committee Responsibilities


1. Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2. Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibilities during the year.

3. Perform other oversight functions as requested by the Board of Directors. Further, The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5. Meet periodically with internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with audit committee.

6. Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                         COMMUNITY BANCORP OF NEW JERSEY

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2001

                  Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Ralph Cavall and James A. Kinghorn and each of them, with full power of substitution, to vote all of the shares of Community Bancorp of New Jersey (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at Grand Marquis Highway Nine South, Old Bridge, New Jersey, on Thursday, April 19, 2001, at 5:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


1. Election of the following three (3) nominees to each serve on the Board of Directors for a three year term until the 2004 Annual Meeting and until their successors are elected and duly qualified:

     Robert M. Kaye, Howard Schoor and Arnold Silverman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. In their discretion, such other business as may properly come before the meeting.

     Please sign exactly as your name appears. When signing as executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.


=> Detach above card, sign, date and mail in postage paid envelope provided. =>


                         COMMUNITY BANCORP OF NEW JERSEY

--------------------------------------------------------------------------------
                     PLEASE DATE, SIGN AND RETURN THIS PROXY
                        IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

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